UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  ☒
Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Under §240.14a-12

Special Opportunities Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

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(4)      Date Filed:

PRELIMINARY PROXY MATERIAL FOR THE INFORMATION OF THE SEC ONLY

Special Opportunities Fund, Inc.
615 East Michigan Street
Milwaukee, WI 53202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 4, 2012

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on December 4, 2012: The Notice of Annual Meeting of
Stockholders and Proxy Statement are Available on the Internet at www.specialopportunitiesfundinc.com.

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of holders of shares of the common stock and preferred stock (collectively, the “Stockholders”) of Special Opportunities Fund, Inc., a Maryland corporation (the “Fund”), will be held on December 4, 2012 at 2:00 PM, Eastern time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the following purposes:

(1)	(a)
To elect four Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock and preferred stock, voting together as a single class, to serve until the Fund’s Annual Meeting of Stockholders in 2013 and until their successors have been duly elected and qualified;

(b)	To elect two Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve until the Fund’s Annual Meeting of Stockholders in 2013 and until their successors have been duly elected and qualified;

(2)
To instruct the Adviser to continue to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on October 19, 2012 as the record date for the determination of common and preferred Stockholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.  The stock transfer books will not be closed.

PRELIMINARY PROXY MATERIAL FOR THE INFORMATION OF THE SEC ONLY

Copies of the Fund’s most recent annual and semi-annual report may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by telephone at 1-877-607-0414.  The Fund’s most recent semi-annual report was mailed to Stockholders on August 30, 2012.

You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of the Fund’s common stock or preferred stock at the close of business on October 19, 2012.  If you attend the Meeting, you may vote your shares in person.  Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope so that a quorum will be present and the maximum number of shares may be voted.  You may change your vote at any time by submitting a later-dated proxy or by voting in person at the Meeting.  You may obtain directions to the offices of U.S. Bancorp Fund Services, LLC by contacting U.S. Bancorp Fund Services, LLC directly at 1-877-607-0414.

By Order of the Board of Directors,

Phillip Goldstein
Chairman of the Board

October ___, 2012

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN,
DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED
REPLY ENVELOPE.  YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT
THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate accounts		Valid Signature
(1)	ABC Corp.	ABC Corp.
John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, treasurer	John Doe
(4)	ABC Corp. profit sharing plan	John Doe, Trustee

Partnership accounts
(1)	The XYZ partnership	Jane B. Smith, Partner
(2)	Smith and Jones, limited partnership	Jane B. Smith, General Partner

Trust accounts
(1)	ABC trust account	Jane B. Doe, Trustee
(2)	Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1)	John B. Smith, Cust. f/b/o
	John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

SPECIAL OPPORTUNITIES FUND, INC.

615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 4, 2012

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Special Opportunities Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on December 4, 2012, at 2:00 PM, Eastern time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and at any and all adjournments or postponements thereof.  A form of proxy for each of the holders of shares of the Fund’s common stock and preferred stock (collectively, the “Stockholders”) is enclosed herewith.  This Proxy Statement and accompanying forms of proxy are being first mailed to Stockholders on or about November ___, 2012.

The presence, in person or by proxy, of Stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the outstanding shares of capital stock of the Fund on the record date, October 19, 2012) is necessary to constitute a quorum for the transaction of business.  In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting, or the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  A Stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.  The persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any such proposal in their discretion.

Stockholders can vote by Internet by going to the following website address, www.proxyvote.com; by telephone by calling _____; or by mail by completing the proxy card and returning it in the envelope provided.  If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.  To be effective, such revocation must be received by the Fund prior to the Meeting and must indicate the Stockholder’s name and account number.  Unrevoked proxies will be voted in accordance with the specifications therein and, unless specified to the contrary, will be voted “FOR” the election of the nominees for Director and “FOR” the authorization of the Adviser to continue to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value).

In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion.  With respect to a proposal requiring the affirmative vote of a majority of the Fund’s outstanding shares of common stock or preferred stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal.  Otherwise, abstentions and broker non-votes will have no effect on a proposal requiring a plurality of votes cast for approval (i.e., Proposals 1(a) and 1(b)) or on a proposal which requires a majority of the votes validly cast (i.e., Proposal 2).  Broker non-votes occur when shares, held in the name of the broker or nominees for whom an executed proxy is received by the Fund, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Only holders of issued and outstanding shares of the Fund’s common stock and/or preferred stock of record on the close of business on October 19, 2012 are entitled to notice of, and to vote at, the Meeting.  Each such holder is entitled to one vote per share of common stock and one vote per share of preferred stock so held.  On October 19, 2012, there were 6,809,867 shares of the Fund’s common stock issued and outstanding and 749,086 shares of the Fund’s preferred stock issued and outstanding.  The Fund is a closed-end, management investment company.

A copy of the Fund’s most recent semi-annual report for the period ended June 30, 2012 and the Fund’s most recent annual report for the fiscal year ended December 31, 2011 may be obtained by visiting the Fund’s website at www.specialopportunitiesfundinc.com or may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by telephone at 1-877-607-0414.  These reports are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.  The Fund’s most recent semi-annual report was mailed to Stockholders on August 30, 2012.

Required Vote for Adoption of Proposals.

Proposal 1(a) (to elect four Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock and preferred stock, voting together as a single class, to serve until the Fund’s Annual Meeting of Stockholders in 2013 and until their successors have been duly elected and qualified) requires the affirmative vote of a plurality of the votes cast at the Meeting by the holders of the Fund’s common stock and preferred stock, in person or by proxy, on such Proposal, provided a quorum is present.  All of the outstanding shares of the Fund’s common stock and preferred stock will vote together as a single class.

Proposal 1(b) (to elect two Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve until the Fund’s Annual Meeting of Stockholders in 2013 and until their successors have been duly elected and qualified) requires the affirmative vote of a plurality of the votes cast at the Meeting by the holders of the Fund’s preferred stock, in person or by proxy, on such Proposal, provided a quorum is present.  All of the outstanding shares of the Fund’s preferred stock will vote together as a single class.

Proposal 2 (to instruct the Adviser to continue to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value) requires the affirmative vote of a majority of the votes validly cast.

SUMMARY OF PROPOSALS

The Proposals described in this Proxy Statement and the classes to which they apply are set forth below:

PROPOSAL	AFFECTED CLASS(ES)
	Common Stock	Preferred Stock
Proposal 1(a) – To elect four Directors to the Fund’s Board of Directors	Common Stockholders, voting together with the Preferred Stockholders as a single class	Preferred Stockholders, voting together with the Common Stockholders as a single class
Proposal 1(b) – To elect two Directors to the Fund’s Board of Directors	N/A	Preferred Stockholders, voting as a separate class

Proposal 2 – To instruct the
Adviser to continue to vote
proxies received by the Fund
from any closed-end investment
company in the Fund’s portfolio
on any proposal (including the
election of directors) in a manner
which the Adviser reasonably
determines is likely to favorably
impact the discount of such
investment company’s market
price as compared to its net asset
value
	Common Stockholders, voting together with the Preferred Stockholders as a single class	Preferred Stockholders, voting together with the Common Stockholders as a single class

PROPOSAL 1(A):  TO ELECT FOUR DIRECTORS TO THE FUND’S BOARD OF
DIRECTORS, TO BE ELECTED BY THE HOLDERS OF THE FUND’S COMMON
STOCK AND PREFERRED STOCK, VOTING TOGETHER AS A SINGLE CLASS, TO
SERVE UNTIL THE FUND’S ANNUAL MEETING OF STOCKHOLDERS IN 2013 AND
UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Proposal 1(a) relates to the election of four Directors to the Fund’s Board of Directors, which Directors are to be elected by the holders of the Fund’s common stock (the “Common Stockholders”) and preferred stock (the “Preferred Stockholders”), voting together as a single class.  The Board of Directors has nominated James Chadwick, Andrew Dakos, Gerald Hellerman and Charles Walden to be elected by the Common Stockholders.  Each of Messrs. Chadwick, Dakos, Hellerman and Walden currently serves on the Board of Directors.

In the event that one or all of the nominees become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Directors.  Each of Messrs. Chadwick, Dakos, Hellerman and Walden shall be elected by a plurality of the shares of common stock and preferred stock voting at the Meeting.

At the Meeting, the Common Stockholders and the Preferred Stockholders will be asked to vote for the election of Messrs. Chadwick, Dakos, Hellerman and Walden.  If elected, Messrs. Chadwick, Dakos, Hellerman and Walden will each serve until the Fund’s Annual Meeting of Stockholders in 2013 or thereafter until each of their respective successors are duly elected and qualified.  If elected, Messrs. Chadwick, Dakos, Hellerman and Walden have each consented to serve as Director of the Fund until his successor is duly elected and qualified.

The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of Messrs. Chadwick, Dakos, Hellerman and Walden.  The nominees named above have indicated that they will serve if elected, and the Board of Directors has no reason to believe that the nominees will become unavailable for election as Directors; however, if Messrs. Chadwick, Dakos, Hellerman and Walden should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the accompanying forms of proxy in accordance with their judgment.

Required Vote.  Messrs. Chadwick, Dakos, Hellerman and Walden must each be elected by a plurality (i.e., a simple majority of the votes cast at the Meeting) of the votes cast by the Common Stockholders and Preferred Stockholders, voting together as a single class, present in person or represented by proxy at the Meeting, provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for each Director.

PROPOSAL 1(B):  TO ELECT TWO DIRECTORS TO THE FUND’S BOARD OF
DIRECTORS, TO BE ELECTED BY THE HOLDERS OF THE FUND’S PREFERRED
STOCK, VOTING AS A SEPARATE CLASS, TO SERVE UNTIL THE FUND’S
ANNUAL MEETING OF STOCKHOLDERS IN 2013 AND UNTIL THEIR
SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Proposal 1(b) relates to the election of two Directors to the Fund’s Board of Directors, which Directors are to be elected by the holders of the Fund’s preferred stock (the “Preferred Stockholders”), voting as a separate class.  The Board of Directors has nominated Phillip Goldstein and Ben Harris to be elected by the Preferred Stockholders.  Each of Messrs. Goldstein and Harris currently serves on the Board of Directors.

In the event that one or both of the nominees become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Directors.  Each of Messrs. Goldstein and Harris shall be elected by a plurality of the shares of preferred stock voting at the Meeting.

At the Meeting, the Preferred Stockholders will be asked to vote for the election of Messrs. Goldstein and Harris.  If elected, Messrs. Goldstein and Harris will each serve until the Fund’s Annual Meeting of Stockholders in 2013 or thereafter until each of their respective successors are duly elected and qualified.  If elected, Messrs. Goldstein and Harris have each consented to serve as Director of the Fund until his successor is duly elected and qualified.

The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of Messrs. Goldstein and Harris.  The nominees named above have indicated that they will serve if elected, and the Board of Directors has no reason to believe that the nominees will become unavailable for election as Directors; however, if Messrs. Goldstein and Harris should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the accompanying forms of proxy in accordance with their judgment.

Required Vote.  Messrs. Goldstein and Harris must each be elected by a plurality (i.e., a simple majority of the votes cast at the Meeting) of the votes cast by the holders of shares of the Fund’s common stock, present in person or represented by proxy at the Meeting, provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for each Director.

Directors and Officers

Set forth below are the Directors, nominees for Director and officers of the Fund, and their respective ages, business addresses, positions and terms of office, principal occupations during the past five years, and other directorships held by them at October 19, 2012.  Messrs. Chadwick, Harris and Walden are each not considered an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”).  Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act (an “Interested Director”) because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.  Messrs. Dakos and Goldstein are each considered Interested Directors because of their affiliation with Brooklyn Capital Management, LLC, the investment adviser to the Fund (the “Adviser”), and their positions as officers of the Fund.

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director
INTERESTED DIRECTOR NOMINEES
Andrew Dakos*** (46)	President as of October 2009.	1 year; Since 2009	Principal and Chief Compliance Officer of the Adviser, since 2009; Principal of Bulldog Holdings, LLC, which owns several entities serving as the general partner of eight private investment partnerships, since 2005.	1	Director, The Mexico Equity and Income Fund, Inc.; Director, Brantley Capital Corporation; Director, Imperial Holdings, Inc.
Phillip Goldstein*** (67)	Chairman and Secretary as of October 2009.	1 year; Since 2009	Principal of the Adviser, since 2009; Principal of Bulldog Holdings, LLC, which owns several entities serving as the general partner of eight private investment partnerships, since 1992.	1
Chairman, The Mexico Equity and Income Fund, Inc.; Chairman, Brantley Capital Corporation; Director, Korea Equity and Income Fund, Inc. (until August 2012); Director, Imperial Holdings, Inc.; Director, MVC Capital, Inc.; Director, ASA Ltd.

Gerald Hellerman**** (74)	Chief Compliance Officer and Chief Financial Officer as of January 2010.	1 year; Since 2009	Managing Director of Hellerman Associates, since 2005.	1
Director, The Mexico Equity and Income Fund, Inc.; Director, Brantley Capital Corporation; Director, MVC Capital, Inc.; Director, Old Mutual Absolute Return and Emerging Managers Fund Complex (until 2011); Director, TM Entertainment and Media, Inc. (until 2009); Director, AirNet Systems, Inc. (until 2008).

INDEPENDENT DIRECTOR NOMINEES
Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director
James Chadwick (39)	Independent Director	1 year; Since 2009	Managing Director of Main Street Investment Partners, LLC (private equity firm), since June 2010; Managing Director of Harlingwood Equity Partners LP, March 2009 – June 2010; Managing Partner of Chadwick Capital Management, January 2006 – December 2008.	1	Director, AirNet Systems, Inc.; Director, Meade Instruments.
Ben H. Harris (44)	Independent Director	1 year; Since 2009	Manager and Investment Professional, Nebraska Heavy Industries, 2007 – present.	1	None
Charles C. Walden (68)	Independent Director	1 year; Since 2009	President and owner, Sound Capital Associates, LLC (consulting firm), 2006 – present.	1	Lead Trustee, Third Avenue Funds (fund complex consisting of five funds and one variable series trust).

OFFICERS
Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director
Andrew Dakos (see biography above)	President	--	--	--	--
Rajeev Das (43)	Vice- President and Treasurer as of October 2009	1 year; Since 2009	Head of Trading for several entities serving as the general partner of eight private investment partnerships in the Bulldog Holdings group of funds, since 1997.	N/A	N/A
Phillip Goldstein (see biography above)	Chairman and Secretary	--	--	--	--
Gerald Hellerman (see biography above)	Chief Compliance Officer and Chief Financial Officer	--	--	--	--

*	The address for all Directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Brooklyn Capital Management, LLC, the Adviser, and their positions as officers of the Fund.

****	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness.  The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Director.  Each Director’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Fund.  Information as of October 19, 2012 indicating the specific experience, skills, attributes and qualifications of each Director which led to the Board’s determination that the Director should serve in this capacity is provided below.

James Chadwick.
Mr. Chadwick has been a Director of the Fund since 2009.  He has over 10 years of investment management experience, selecting investments, managing risk and managing investment pools of capital.  Mr. Chadwick previously worked with a large accounting firm auditing public companies.  He has served as a director of three other public companies and has served on certain of their audit, governance, nominating and compensation committees.

Andrew Dakos.
Mr. Dakos has been the President and a Director of the Fund since 2009. He is also a principal of the Adviser.  Mr. Dakos has over 10 years of investment management experience.  He is currently a principal of Bulldog Holdings, LLC, which owns several entities serving as general partner of eight private investment partnerships. Mr. Dakos is also a director of one other closed-end fund, a business development company that is undergoing liquidation and one other public company.

Phillip Goldstein.
Mr. Goldstein has been the Chairman of the Board and the Secretary of the Fund since 2009.  He is also a principal of the Adviser.  Mr. Goldstein has 20 years of investment management experience.  He is currently a principal of Bulldog Holdings, LLC, which owns several entities serving as general partner of eight private investment partnerships.  Mr. Goldstein is also a director of two other closed-end funds, two business development companies (one of which is undergoing liquidation) and one other public company.

Ben H. Harris.
Mr. Harris has been a Director of the Fund since 2009.  He has extensive experience in the management of private and public entities, highly regulated entities and corporate restructurings.  In addition to the Fund, Mr. Harris is currently a director of two private companies.

Gerald Hellerman.
Mr. Hellerman has been a Director of the Fund since 2009 and its Chief Compliance Officer and Chief Financial Officer since January 2010.  Mr. Hellerman has more the 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the U.S. Securities and Exchange Commission and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years.  He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant since 1993.

Charles C. Walden.
Mr. Walden has been a Director of the Fund since 2009.  He has over 40 years of experience in investments, including 30 years experience as a chief investment officer in the life insurance industry.  He has served on the board of directors of mutual funds for over 15 years, including the investment committees of a healthcare system and a religious diocese.  Mr. Walden is a Chartered Financial Analyst.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Litigation Involving Directors.  On October 17, 2007 the Secretary of the Commonwealth of Massachusetts concluded an enforcement action by issuing a permanent “obey the law” injunction and fining Mr. Goldstein, Mr. Dakos and certain related parties $25,000 for operating a non-password protected open website containing information about certain unregistered investments and sending an e-mail about such investments to a Massachusetts resident who requested information.  In light of the passage of the JOBS Act in April 2012, which permits the conduct giving rise to the enforcement action, Mr. Goldstein, Mr. Dakos and the other parties submitted a motion to the Secretary of the Commonwealth of Massachusetts to vacate his order.

Board Composition and Leadership Structure. The Board consists of six individuals, two of whom are Interested Directors of the Adviser, and one of whom is an Interested Director of the Fund but not of the Adviser.  The Chairman of the Board, Mr. Goldstein, is an Interested Director and is the Secretary of the Fund and is a principal of the Adviser.  The Board does not have a lead independent director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  The Board and its committees review their structures regularly, to help ensure that they remain appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee.  The responsibilities of each committee and its members are described below.

Board’s Role in Risk Oversight of the Fund.  The Board oversees risk management for the Fund directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Compensation of Directors.  The Board does not have a standing compensation committee.  Currently, each Independent Director receives an annual retainer equal to $25,000 for serving as a Director and attending the quarterly meetings of the Board, paid quarterly in advance, plus $1,000 for each special Board meeting attended in person (or $500 if attended by telephone).  Each Independent Director is entitled to receive such compensation for any partial quarter for which he serves.

Directors who are “interested persons” of the Adviser will not receive any compensation for their services as Directors.  The Fund does not have a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the Fund pays any compensation to the Directors.  The table below details the amount of compensation the Fund’s Directors received from the Fund during the fiscal year ended December 31, 2011.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors*
Independent Directors
James Chadwick	$25,500	None	None	$25,500
Ben Hormel Harris	$25,500	None	None	$25,500
Charles C. Walden	$25,500	None	None	$25,000
Interested Directors
Andrew Dakos	None	None	None	None
Phillip Goldstein	None	None	None	None
Gerald Hellerman	$55,500**	None	None	$55,500**

*	The Fund Complex is comprised of only the Fund.
**
In addition to his compensation as a Director, Mr. Hellerman received $30,000 from the Fund during the fiscal year ended December 31, 2011 as compensation for service in his capacity as the Fund’s Chief Compliance Officer.

Code of Ethics.  The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code’s requirements.  Copies of these codes are available for inspection at the Public Reference Room of the SEC in Washington, D.C.  Information regarding the operation of the Public Reference Room is available by calling the SEC at 1-202-551-8090.  Copies of the Fund’s and the Adviser’s codes of ethics are also available on the EDGAR Database on the SEC’s website at www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Management Ownership.  To the knowledge of the Fund’s management, as of October 19, 2012, the Directors and officers of the Fund beneficially owned, as a group, less than 1% of the shares of the Fund’s common stock and less than 1% of the shares of the Fund’s preferred stock.  The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Director, nominee for Director and officer as of October 19, 2012.  The information as to beneficial ownership is based on statements furnished to the Fund by each Director, nominee for Director and principal officer:

Name	Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*
James Chadwick	Independent Director	$10,001 - $50,000	$10,001 - $50,000
Ben H. Harris	Independent Director	Over $100,000	Over $100,000
Charles C. Walden	Independent Director	Over $100,000	Over $100,000
Andrew Dakos**	Interested Director, President	$50,001 - $100,000	$50,001 - $100,000
Phillip Goldstein**	Interested Director, Chairman and Secretary	Over $100,000	Over $100,000
Gerald Hellerman***	Interested Director, Chief Compliance Officer and Chief Financial Officer	Over $100,000	Over $100,000

*	The Family of Investment Companies is comprised of only the Fund.
**
Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Brooklyn Capital Management, LLC, the Adviser, and their positions as officers of the Fund.

***	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.

Director Transactions with Fund Affiliates.  As of December 31, 2011, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates.  Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates.  In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1(A) FOR ELECTION OF
EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL 1(B) FOR
ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.  ANY SIGNED BUT
UNMARKED PROXIES WILL BE SO VOTED “FOR” THE ELECTION OF EACH OF
THE NOMINEES.

PROPOSAL 2: TO INSTRUCT THE ADVISER TO CONTINUE TO VOTE PROXIES
RECEIVED BY THE FUND FROM ANY CLOSED-END INVESTMENT COMPANY IN
THE FUND’S PORTFOLIO ON ANY PROPOSAL (INCLUDING THE ELECTION OF
DIRECTORS) IN A MANNER WHICH THE ADVISER REASONABLY DETERMINES
IS LIKELY TO FAVORABLY IMPACT THE DISCOUNT OF SUCH INVESTMENT
COMPANY’S MARKET PRICE AS COMPARED TO ITS NET ASSET VALUE.

Proposal 2 relates to the voting of proxies the Fund receives from closed-end investment companies in which it invests.  The Fund’s investments in the securities of other investment companies are made in compliance with Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (the “1940 Act”), by (i) limiting its investments so that not more than 3% of the total outstanding stock of any such investment company is owned by the Fund or any of the Fund’s affiliated persons and (ii) exercising its voting rights by proxy with respect to any such security purchased in the manner prescribed by subparagraph (E) by instructing the underlying closed-end investment company or its agent that the proxies it holds are to be voted in the same proportion as the vote of all other holders of such security (referred to as “mirror voting”).  Section 12(d)(1)(E) of the 1940 Act permits a fund to use mirror voting or to seek instructions from its stockholders with regard to the voting of all proxies with respect to investment company securities and vote all such proxies in accordance with such instructions.

Prior to December 2011, the Fund used mirror voting with regard to the voting of all proxies with respect to investment company securities.  At a meeting held on September 22, 2011, however, the Board concluded that under circumstances where the Fund’s proxy is sought regarding any proposal that is likely to favorably impact such investment company’s market price discount to its net asset value, it would be in the Fund’s and the Stockholders’ best interests to authorize the Adviser to determine how to vote on such proposal.  Consequently, at the annual meeting of the Stockholders held in December 2011, the Board put forth, and the Stockholders approved, a proposal to seek standing instructions from the Stockholders authorizing the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal in a manner in which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.

The Board believes that, although not required, it would be best practice for the Board to continue to seek Stockholder approval of the aforementioned proxy voting procedure on an annual basis.  Therefore, Proposal 2 seeks authorization from the Stockholders that would serve as a standing instruction from the Stockholders to continue to vote proxies on any proposal that the Adviser reasonably determines is likely to favorably impact the discount of a closed-end investment company’s market price as compared to its net asset value.  Examples of such proposals include, but are not limited to, the election of directors, proposals to authorize such investment company to conduct a self-tender offer or to convert from a closed-end management investment company to an open-end management investment company.  From time to time, certain of these proposals may also be proposed by the Fund or by an affiliate of the Adviser.  Where the Adviser determines to vote on a proposal in accordance with the Stockholders’ standing instructions, it will vote on all proposals relating to such proxy.  However, where the Adviser determines that no proposal will impact the discount of a closed-end investment company’s market price as compared to its net asset value, the Adviser will continue to use mirror voting.

In seeking Stockholder approval of Proposal 2, the Fund believes that it is important to disclose to Stockholders that in September 2010, members of the staff of the Division of Investment Management of the SEC (the “Staff”) informed the Fund that they had concerns that the Fund might not be in compliance with the exemptive conditions of Section 12(d)(1)(F) of the 1940 Act because the Fund and certain private partnerships might be deemed to be under common control.  The Staff members based their concerns on certain public disclosures regarding the ownership and control of the Adviser by certain individuals who also own and control other entities that serve as the general partners and investment advisers to certain private investment partnerships that are excluded from the definition of an investment company by Section 3(c)(1) of the 1940 Act.  The Staff cited the SEC’s conclusion in In the Matter of Steadman Security Corp. (Exchange Act Release No. 13695; Investment Company Act Release No. 9830; Investment Advisers Act Release No. 593) (June 29, 1977), that “the investment adviser almost always controls the fund” in support of its position.

The Board, including all of the Independent Directors, and the Adviser reviewed the matter with their respective counsel and determined that they disagreed with the Staff’s position.  In December 2010, the Adviser and the Fund filed a joint request for a declaratory order from the SEC that the Adviser does not control the Fund, which, if granted, would resolve the Section 12(d)(l)(F) compliance issue raised by the Staff.  In March 2011, the Board and the Adviser made a determination that the joint request for a declaratory order should be deemed to have been temporarily granted under the provisions of Section 2(a)(9) of the 1940 Act because more than 60 days had elapsed since the date the request was filed with the SEC.  The Staff has advised the Board and the Adviser that it disagrees with such determination.  In June 2011, the Fund and the Adviser submitted a letter to the Staff requesting that the Staff re-evaluate its position regarding whether the Adviser should be deemed to control the Fund based on the recent decision by the U.S. Supreme Court in Janus Capital Group v. First Derivative Traders.  In Janus, the Court ruled that despite the “unique close relationship” between the fund and the adviser, the adviser did not control the fund.  Although the position is not free from doubt, the Fund and the Adviser and their respective counsel continue to believe that the Fund is in compliance with the exemptive conditions of Section 12(d)(l)(F) of the 1940 Act.

Board Considerations.  At its Board meeting held on September 22, 2011, the Board considered a proposal to seek standing instructions from the Fund’s Stockholders authorizing the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal in a manner in which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.  Representatives of the Adviser presented information regarding this proposal to the Board, including examples of proposals the Adviser would consider to have a reasonable likelihood of favorably impacting an investment company’s discount to net asset value.  The Board considered the Adviser’s assertion that the authority sought in the proposal was consistent with the Fund’s investment objective and strategy to invest in securities that the Adviser believes have opportunities for appreciation, including closed-end investment companies that trade at a market price discount from their net asset value.  The Adviser further asserted that the Fund’s then-existing policy of mirror voting the Fund’s shares of other closed-end investment companies had caused the Fund, from time to time, to vote a percentage of its shares contrary to the Fund’s and the Stockholders’ best interests.  The Board also noted that given the proximity of the date of receipt of proxy materials by the Fund to the date of a closed-end investment company’s meeting and the expense of soliciting the Fund’s Stockholders on any specific proposal, the proposal was the only practical way to comply with the requirement in Subparagraph (E) to “seek instructions” from the Stockholders with regard to the voting of proxies.  The Board concurred with the Adviser that consistent with the Fund’s investment strategy, it was in the Fund’s and its Stockholders’ best interests to instruct the Adviser to vote proxies on proposals that it deems likely to impact a closed-end fund’s discount rather than utilize mirror voting.

The Board further considered the Adviser’s expertise in identifying opportunities for appreciation, including among closed-end investment companies, and that such expertise was an important factor considered when approving the Fund’s investment advisory contract with the Adviser in 2010.  The Board also noted the approval by the Stockholders of such investment advisory contract.  The Board noted the Adviser’s disclosure that it was possible that from time to time a proposal for which the Fund’s proxy is requested may be made by the Fund or by an affiliate of the Adviser.  The Board concluded that this did not preclude the Adviser’s ability to determine that such proposal was in the Fund’s and the Stockholders’ best interests and consistent with the Fund’s investment objective and strategy.

The Board consulted with independent counsel regarding the requirements of Section 12(d)(1) and was reasonably satisfied that by seeking and obtaining standing instructions from the Stockholders, through such proposal, to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal in a manner in which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value, the requirements of Section 12(d)(1)(E)(ii) could be satisfied.

 Based on all of these considerations, at the September 22, 2011 meeting, the Board concluded that it was in the Fund’s and the Stockholders’ best interests to authorize the Adviser to vote proxies received by the Fund on all proposals (including the election of directors) that the Adviser reasonably determines in its sole discretion is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.

In seeking Stockholder approval of this Proposal 2, the Board continues to believe that the aforementioned considerations which factored into the Board’s decision to seek Stockholder approval of the same proposal at the last annual meeting of Stockholders are just as applicable to the Fund now.  Furthermore, the Board continues to believe that it is in the Fund’s and the Stockholders’ best interests to authorize the Adviser to vote proxies received by the Fund on all proposals (including the election of directors) that the Adviser reasonably determines in its sole discretion is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.  Therefore, the Board has determined to seek Stockholder approval of this Proposal 2.

THE STAFF OF THE DIVISION OF INVESTMENT MANAGEMENT OF THE SEC HAS PREVIOUSLY ADVISED THE FUND THAT, IN ITS OPINION, THE IMPLEMENTATION OF PROPOSAL 2, IF APPROVED BY STOCKHOLDERS, WOULD VIOLATE SECTION 12(D)(1) BECAUSE THE MECHANISM BEING PROPOSED BY THE FUND AND THE ADVISER WOULD NOT SATISFY THE REQUIREMENT OF SECTION 12(D)(1)(E):  “TO SEEK INSTRUCTIONS FROM ITS SECURITY HOLDERS WITH REGARD TO THE VOTING OF ALL PROXIES . . . AND TO VOTE SUCH PROXIES ONLY IN ACCORDANCE WITH SUCH INSTRUCTIONS.”  THE STAFF’S POSITION IS THAT IN ORDER TO COMPLY WITH THE “SEEK INSTRUCTIONS” REQUIREMENT, THE FUND MUST SEEK INSTRUCTIONS FROM SHAREHOLDERS FOR EACH PROXY IT RECEIVES FROM A CLOSED-END INVESTMENT COMPANY.  THE FUND’S BOARD OF DIRECTORS CONTINUES TO BELIEVE THAT THE STAFF’S INTERPRETATION IS NOT CORRECT BECAUSE IT WOULD RENDER THE OPTION TO “SEEK INSTRUCTIONS” VIRTUALLY USELESS WHICH THE BOARD BELIEVES COULD NOT HAVE BEEN CONGRESS’ INTENT.  IF PROPOSAL 2 IS APPROVED BY STOCKHOLDERS, THE BOARD INTENDS TO CONTINUE TO PURSUE ITS OPTIONS, INCLUDING SEEKING DECLARATORY RELIEF FROM THE SEC (TO WHICH AN APPLICATION WAS SUBMITTED ON DECEMBER 13, 2011) OR A FEDERAL COURT.

ON OCTOBER 16, 2012, IN RESPONSE TO ITS APPLICATION, THE FUND RECEIVED A LETTER FROM THE DIVISION OF INVESTMENT MANAGEMENT OF THE SEC BRINGING THE FUND’S ATTENTION TO RELEASE NO. 6440 (APRIL 6, 1971) IN WHICH THE SEC TOOK THE POSITION THAT AN ACQUIRING FUND RELYING OF SECTION 12(D)(1)(F) OF THE 1940 ACT SHOULD “MAKE AN ARRANGEMENT WITH” THE ACQUIRED FUND TO SOLICIT PROXIES FROM EACH OF THE ACQUIRING FUND’S SECURITY HOLDERS.  THE BOARD IS REVIEWING THE RELEASE AND INTENDS TO RESPOND WITHIN 45 DAYS AS REQUESTED BY THE DIVISION.

Required Vote.  Approval of Proposal 2 requires the affirmative vote of a majority of the votes validly cast at the Meeting in person or by proxy, provided a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT
DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2 TO PROVIDE
STANDING INSTRUCTIONS TO THE ADVISER TO CONTINUE TO VOTE PROXIES
RECEIVED BY THE FUND FROM ANY CLOSED-END INVESTMENT COMPANY IN
THE FUND’S PORTFOLIO ON ANY PROPOSAL (INCLUDING THE ELECTION OF
DIRECTORS) IN A MANNER WHICH THE ADVISER REASONABLY DETERMINES
IS LIKELY TO FAVORABLY IMPACT THE DISCOUNT OF SUCH INVESTMENT
COMPANY’S MARKET PRICE AS COMPARED TO ITS NET ASSET VALUE.  ANY
SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” PROPOSAL 2.

Additional Information about the Board of Directors

Board Meetings and Committees.

During the fiscal year ended December 31, 2011, each present Director and nominee for Director attended at least 75% of the meetings of the Board and of the Committees of which he is a member, held since his respective election.  During the fiscal year ended December 31, 2011, the Board met five times.

Audit Committee. The Board has established an Audit Committee that acts pursuant to a written charter (the “Audit Committee Charter”) and whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party providers; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors and the full Board; and (v) to act as liaison between the Fund’s independent auditors and the full Board.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.  Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Director is not a member.

The Audit Committee currently consists of Messrs. Chadwick, Harris and Walden.  None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds.  During the fiscal year ended December 31, 2011, the Board’s Audit Committee met once.

Nominating and Corporate Governance Committee. The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter (the “Nominating and Corporate Governance Committee Charter”).  The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and selecting qualified individuals to become Board members and members of Board committees and developing, adopting and periodically monitoring and updating the Fund’s corporate governance principles and policies.

The Nominating and Corporate Governance Committee currently consists of Messrs. Chadwick, Harris and Walden.  None of the members is an “interested person” for purposes of the 1940 Act, and each is independent as defined under listing standards of the NYSE applicable to closed-end funds.  During the fiscal year ended December 31, 2011, the Board’s Nominating and Corporate Governance Committee met once.

In nominating candidates, the Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, and that there are no specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for Director, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate.  These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating and Corporate Governance Committee will consider nominees recommended by Stockholders if a vacancy occurs.  In order to recommend a nominee, a Stockholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The Stockholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Stockholders.  Stockholders can send other communications to the Board, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Valuation Committee.  The Board has also established a Valuation Committee.  Its purpose is to (i) review all monthly reports and any other interim reports regarding the valuation of securities in the Fund’s portfolio, and (ii) review and approve the valuation of all fair valued securities.  The Valuation Committee consists of the Board’s three Independent Directors, Messrs. Harris, Chadwick and Walden.  Mr. Harris serves as the Chairman of the Valuation Committee.  The Valuation Committee met once during the fiscal year ended December 31, 2011.

Information Concerning the Fund’s Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait, Weller”) audited the Fund’s financial statements for the fiscal year ended December 31, 2011 and has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

A representative of Tait, Weller is not expected to be present at the Meeting but will be present by telephone and will have the opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions.

Fees.  The following table sets forth the aggregate fees billed by Tait, Weller for the fiscal years ended December 31, 2011 and December 31, 2010 for professional services rendered to the Fund:

	Aggregate Total for Fiscal Year Ended December 31, 2011	Aggregate Total for Fiscal Year Ended December 31, 2010
Audit Fees	$39,600	$38,500
Audit-Related Fees	$2,000	$2,000
Tax Fees	$5,000	$10,000
All Other Fees	$0	$0

Fees included in the “audit fees” category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Fees included in the “audit-related fees” category consist of services related to reading and providing comments on the Fund’s semi-annual financial statements and the review of profitability report.

Fees included in the “tax fees” category comprise all services performed by professional staff in Tait, Weller’s tax division, except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

For the fiscal years ended December 31, 2010 and December 31, 2011, there were no fees billed by Tait, Weller for other services provided to the Fund.  Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

Of the time expended by Tait, Weller to audit the Fund’s financial statements for the Fund’s most recent fiscal year, less than 50% of such time involved work performed by persons other than Tait, Weller’s full-time, permanent employees.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees, or tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010, and there were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010, on behalf of the Fund’s service providers that relate directly to the operations and financial reporting of the Fund.

All of the services performed by Tait, Weller, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter.

For the fiscal year ended December 31, 2011, the aggregate fees billed by Tait, Weller for non-audit services rendered on behalf of the Fund, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides (or during such fiscal year provided) services to the Fund is shown in the table below.

	December 31, 2011	December 31, 2010
Fund	$7,000	$12,000
Adviser	$0	$0

Audit Committee Pre-Approval

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding such policies and procedures:

The Audit Committee shall:

approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

Audit Committee Report

The Audit Committee has met and held discussions with the Administrator and Tait, Weller.  Tait, Weller represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles and the Audit Committee has reviewed and discussed the financial statements with the Administrator and Tait, Weller.  The Audit Committee also discussed with Tait, Weller matters required to be discussed by Statement on Auditing Standards No. 61.

Tait, Weller also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Tait, Weller its independence, in light of  the services Tait, Weller is providing.

Based upon the Audit Committee’s discussion with the Administrator and Tait, Weller and the Audit Committee’s review of the representations of the Administrator and the report of Tait, Weller to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund’s Annual Report for the fiscal year ended December 31, 2011, filed with the SEC.

Respectfully submitted,

James Chadwick
Ben Hormel Harris and
Charles C. Walden, Chairman

Other Information

Section 16(a) Beneficial Ownership Reporting Compliance.  Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934 (the “Exchange Act”) during the most recent fiscal year, and Forms 5 and amendments thereto furnished to the Fund with respect to the most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, person who, at any time during the fiscal year, was subject to Section 16 of the Exchange Act with respect to the Fund because of the requirements of Section 30 of the 1940 Act failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2011.

Beneficial Ownership of Shares.  Based solely upon a review of public filings, the Fund’s management knew of the following persons who owned, as of October 19, 2012, 5% or more of the common stock or preferred stock of the Fund.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*
Common Stock	Karpus Management, Inc. 183 Sully’s Trail Pittsford, New York 14534	1,047,261**	15.69%
Common Stock	Relative Value Partners, LLC 1033 Skoikie Blvd., Suite 470 Northbrook, IL 60062	1,173,399***	17.58%
Preferred Stock	Karpus Management, Inc. 183 Sully’s Trail Pittsford, New York 14534	255,450****	34.10%

*	Percent of class is based on the number of shares of common stock or preferred stock of the Fund outstanding as of October 19, 2012.
**	As reported to the SEC on Schedule 13D on February 14, 2012.
***	As reported to the SEC on Schedule 13G on February 13, 2012.
****	As reported to the SEC on Schedule 13D/A on October 10, 2012.

 Stockholder Proposals

The Meeting is an annual meeting of Stockholders.  Any Stockholder who wishes to submit proposals to be considered at the Fund’s annual meeting of Stockholders in 2013 should send such proposals to the Secretary of the Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Stockholder proposals must be received by the Fund no later than the close of business on June 28, 2013 to receive consideration for inclusion in the Fund’s proxy materials relating to that meeting under Rule 14a-8 of the Exchange Act.  Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s Amended and Restated Bylaws, as in effect from time to time.

In order for a stockholder to bring a proposal (other than proposals sought to be included in the Fund’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before the 2012 annual meeting, such Stockholder must deliver a written notice of such proposal to the Secretary of the Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202, no later than the close of business on August 7, 2013.

Stockholders are advised to review the Fund’s Amended and Restated Bylaws, which contains additional requirements about advance notice of stockholder proposals.

 Solicitation of Proxies

Your vote is being solicited by the Directors of the Fund.  The cost of soliciting these proxies will be borne by the Fund.  The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

The Directors and officers of the Fund may be involved in the solicitation of proxies.  The Fund does not reimburse such persons for the solicitation of proxies.  The Fund intends to pay all costs associated with the solicitation and the Meeting.  The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication.

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on December 4, 2012: The Notice of Annual Meeting of
Stockholders and Proxy Statement are Available on the Internet at
www.specialopportunitiesfundinc.com.

Other Business

The Fund’s management does not know of any other business which may come before the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of the Stockholders arise, including any questions as to the adjournment of the Meeting, the proxies will vote thereon according to their discretion.

By order of the Board,

Phillip Goldstein
Chairman of the Board

October ___, 2012

IT IS IMPORTANT THAT PROXIES BE EXECUTED AND RETURNED PROMPTLY.
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-
PAID ENVELOPE.